Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

POLEN U.S. SMID COMPANY GROWTH FUND
(THE “FUND”)

Supplement dated June 30, 2025 to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”), each dated September 1, 2024, as supplemented from time to time.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Upon the recommendation of Polen Capital Management, LLC (the “Adviser”), the Board of Trustees of FundVantage Trust recently approved changes to the Fund’s principal investment strategy. In connection with these changes, Andrew Cupps will become the portfolio manager of the Fund. These changes will be effective after the close of business on June 30, 2025 (the “Effective Date”).

Beginning immediately, however, the Adviser intends to transition the Fund’s portfolio holdings in order to comply with the Fund’s new investment strategy on the Effective Date or shortly thereafter. The Fund may experience higher portfolio turnover (i.e., the purchase and sale of securities and other instruments) as the Adviser implements these changes to the investment strategy. A higher rate of portfolio turnover will result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the repositioning.

Changes to the Fund’s Investment Strategy

As of the Effective Date the following replaces in its entirety the “Fund Summary - Summary of Principal Investment Strategies” sections of the Prospectus and Summary Prospectus:

Summary of Principal Investment Strategies

The Fund typically invests in a portfolio of common stocks of small and mid-cap companies and, under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers that are small or mid-cap companies. This 80% policy to invest in small and mid-cap companies may be changed by the Board of Trustees without shareholder approval upon 60 days’ notice to shareholders. The Adviser considers small and mid-cap companies for this purpose to be those companies that, at the time of purchase, are within the range of the market capitalizations of companies in the Russell 2500® Growth Index. This policy does not require the Fund to sell the security of a small or mid-cap company if such company’s market capitalization moves outside the range of the market capitalizations of companies in the Russell 2500® Growth Index; however, additional purchases of such security will be subject to the 20% limitation for securities outside of the Fund’s small and mid-cap company portfolio. As of April 30, 2024, the average weighted market capitalization of the issuers in the Russell 2500® Growth Index was $8.13 billion.

The Adviser employs a multi-discipline approach to identify opportunities with attractive fundamental, thematic and/or technical traits. The Adviser believes earnings growth drives long-term stock performance and is influenced by changes in a company’s internal or external environment. The team refers to the key environmental conditions as “primary forces” and the change elements as “dynamics.” Research activities focus on recognizing and understanding four dynamic primary forces that influence a company’s earnings power and the valuation associated with that earnings power: (i) competitive advantages, (ii) corporate strategy shifts, (iii) secular themes, and (iv) cyclical business conditions.

The Adviser believes that changes in earnings power produced by primary forces are often not accurately captured in market prices. Thus, compelling investment opportunities are often closely affiliated with primary forces. The team believes that a portfolio of stocks positioned to benefit from one or more of these primary forces should outperform over time.

The Adviser aims to construct a portfolio of stocks with key competitive advantages and favorable business conditions. Portfolio construction focuses on industry and factor exposures and seeks to optimize the attractiveness of the overall portfolio against the risks involved in overweight or underweight exposures. An “Attractiveness Score” reflects the team’s evaluation of each investment opportunity across valuation, business model, thematic timeliness, management team, and technical behavior. The team developed a “Balance Mechanism” to manage risk by shaping the portfolio profile via a series of constraints on economic sector exposure and factor exposure. Factor constraints are defined by portfolio exposure to a given factor relative to the benchmark exposure deviation.

The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market.

The Fund may sell a security if a company’s financial results fall significantly off its projected growth path, either in terms of product sales or market development, or if the company loses a significant advantage; positions may be reduced or eliminated entirely. The Adviser may also reduce or sell a position if the stock violates clear technical levels. Sells are primarily driven by the Attractiveness scores, which are evaluated by the team on an ongoing basis. Each investment is purchased with an open-ended time horizon but is expected to average between one and two years. Actual time horizons range from a few months to more than four years.

Changes to the Fund’s Portfolio Management Team

As of the Effective Date, Mr. Cupps will serve as the portfolio manager for the Fund responsible for the day-to-day investment activities of the Fund. Effective July 1, 2025, Ms. Hannaway and Ms. Crawford will no longer serve as a portfolio managers.

Accordingly, as of the Effective Date, references to the portfolio manager for the Fund in the Prospectus and SAI include Mr. Cupps as the portfolio manager for the Fund and each section is modified to include Mr. Cupps as the portfolio manager as shown below. Effective July 1, 2025, references to Ms. Hannaway and Ms. Crawford in the Prospectus in the Sections entitled “Portfolio Managers” which appear on page 5 and also on page 9 shall be deleted in their entirety.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

Effective July 1, 2025, references to Ms. Hannaway and Ms. Crawford on pages 48-49 of the SAI in the Section entitled “Portfolio Managers” shall be deleted in their entirety.

FUND SUMMARY

Management of the Fund, Portfolio Manager.

Andrew Cupps, Head of Team, Portfolio Manager and Analyst, has served as portfolio manager for the Fund since June 30, 2025. He has been a member of Polen Capital’s Small Company Growth Team since joining the firm in 2025.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

Portfolio Manager.

Andrew Cupps, Head of Team, Portfolio Manager and Analyst

Andrew Cupps serves as the portfolio manager for Polen Capital’s U.S. Small Cap Growth, U.S. SMID Cap Growth, and U.S. Micro Cap Growth strategies. He joined Polen Capital in 2025 and leads the day-to-day portfolio management and investment analysis for these strategies. Andrew applies a proprietary investment framework honed over decades of experience to his work at Polen Capital.

Before joining Polen Capital, Mr. Cupps was a Portfolio Manager at Bosun Asset Management, and prior to that, at Advisory Research Investment Management. He also founded and managed Cupps Capital Management and oversaw hedge fund and mutual fund assets at Strong Capital Management. Andrew began his career at Driehaus Capital Management in 1992. He holds an AB in Economics from Harvard University.

PORTFOLIO MANAGERS

Other Accounts Managed.

The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Cupps, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of May 31, 2025 with respect to Mr. Cupps.

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Andrew Cupps
Other Registered Investment Companies:	2	$38	0	$0
Other Pooled Investment Vehicles:	3	$42	1	$30
Other Accounts:	123	$385	0	$0

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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